IDS Life
Variable
Annuity
Fund A


Invests in a wide range of securities with the objective of long-term capital appreciation for contract owners.

1998 annual report

Managed by IDS Life Insurance Company

American Express Financial Advisors

IDSLife Variable Annuity Fund A

Message From the Executive Vice President

If you're an experienced investor, you know that the past 12 months was a highly volatile period in many financial markets. But history tells us that substantial market moves are nothing new. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility.

The potential for such volatility reinforces the need for investors to periodically review their long-term financial goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.




Pamela J. Moret
(picture of) Pamela J. Moret
Executive Vice President, Variable Assets
IDS Life Insurance Company

IDS Life Variable Annuity Fund A

From Your Portfolio Manager: A Perspective

It was a roller-coaster year for the U.S. stock market and the Fund. In the end, though, it also proved to be a very productive one.

On Dec. 31, 1998, the accumulation unit value of IDS Life Variable Annuity Fund A was $24.53, compared with $20.91 at the beginning of the year. The increase represented a gain of 17.31% for the 12 months. (If you purchased additional accumulation units during the period, your return would have been affected by the sales and administrative charges, as described in the Fund's prospectus.)

The year began on an uncertain note, as investors continued to sort out the potential impact of the financial crisis that first hit Asian markets in the fall of 1997. By February, they evidently had decided that the U.S. market would weather the storm relatively well, and, with support from ongoing reports of subdued inflation and a growing economy, they sent stocks soaring into the spring.

The environment changed dramatically in mid-summer, however. By that time, the "Asian flu" had made its way to Russia and Latin America, re-igniting fear that American companies' profits would decline as a result of reduced overseas business. The result was a market decline of nearly 20%. But, with the remarkable resilience it has shown in recent years, the market staged a furious comeback during the final three months that more than made up for the downturn.

The Fund's performance roughly tracked that of the broad market over the 12 months. Working in the Fund's favor was the ongoing strength of large-capitalization growth stocks -- the core of its investment portfolio. Within that broad category, the Fund's largest area of investment was in technology-related stocks, which were extremely volatile but, on the whole, highly productive. Consumer-related stocks, including those of health care companies and retail chains, constituted another substantial area of investment and proved to be comparatively consistent, positive performers. Financial services stocks also provided good overall results for the period, thanks to declining interest rates. Looking at individual stocks, there were a number of very strong performers for the Fund. In no particular order, they included Microsoft, Intel, IBM, MCI WorldCom, Cisco Systems, Pfizer, Travelers and Tellabs.

As is the norm for this Fund, there was little portfolio turnover during the 12 months -- a reflection of my buy-and-hold management style. Also, I maintained only a small amount of cash reserves, preferring instead to keep the great majority of assets working in stocks. While this low-cash strategy makes the Fund's performance more volatile, I believe it results in a higher return over the long term.

At this time (mid-January), the stock market continues to draw support from the favorable factors of tame inflation, low interest rates and ongoing economic growth. Assuming no major change in those fundamentals, I think the strength of corporate profits will ultimately be the key to the market's performance in 1999. Therefore, I continue to concentrate investments in stocks of companies that impress me as having excellent profit potential.




Mitzi Malevich
(picture of) Mitzi Malevich
Mitzi Malevich
Portfolio Manager

IDS Life Variable Annuity Fund A

The 10 Largest Holdings

                                           Percent           Value
                                           (of net          (as of
                                            assets)      Dec. 31, 1998)


Cisco Systems.........................       6.16%        $25,059,374

MCI WorldCom..........................       5.29          21,525,000

Tellabs...............................       5.05          20,568,750

Microsoft.............................       4.77          19,416,250

Intl Business Machines................       4.54          18,475,000

Guidant...............................       4.06          16,537,500

Pfizer................................       3.70          15,052,500

Intel.................................       3.50          14,227,500

Tyco Intl.............................       3.34          13,578,750

Coca-Cola.............................       3.27          13,321,500

For further detail about these holdings, please refer to the section entitled "Investments in Securities" herein.

(icon of) pie chart

The 10 holdings listed here make up 43.68% of net assets

IDS Life Variable Annuity Fund A

Investment Illustration

On the chart below you can see how IDS Life Variable Annuity Fund A's total return compared to the Standard & Poor's 500 Index (S&P 500), an unmanaged list of common stocks, frequently used as a general measure of market performance. In comparing the Fund to the S&P 500, you should take into account the fact that the Fund's performance reflects an 8 percent total sales and administrative charge, while no such sales charge is reflected in the performance of the S&P
500. Investment performance of the Fund, after charges, is reflected in the unit value calculation. There are no dividend or capital gain distributions, therefore, the assumed units purchased would remain constant throughout the period.

How your $10,000 has grown in IDS Life Variable Annuity Fund A

$9,200 12,015 12,253 18,358 19,638 21,503 20,641 27,984 34,240 42,013 49,305

$4.578  5.979  6.097  9.135  9.772 10.700 10.271 13.925 17.038 20.906 24.534

  Dec. 31
Unit Value

The above represents an assumed investment of $10,000 into a single payment annuity contract on Dec. 31, 1988. Values are calculated on Dec. 31 of each year. (No new contracts are currently being sold.)

Average Annual Total Return on Each of Three Investments

               Date of                    Period                   Fund A
             investment:                investment                 Annuity
                                      held in years:                Value
            Dec. 31, 1988                   10                     +17.30%
            Dec. 31, 1993                    5                     +16.10%
            Dec. 31, 1997                    1                    +  7.97%

The returns reflect the deduction of a sales and administrative charge and mortality and expense risk charges.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of fluctuating security prices. Past performance is no guarantee of future results.

IDS Life Variable Annuity Fund A

Annual Financial Information

Report of Independent Auditors

The Board of Managers and Contract Owners
IDS Life Variable Annuity Fund A:

We have audited the accompanying statement of assets, liabilities and contract owners' equity of IDS Life Variable Annuity Fund A, including the schedule of investments in securities, as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in contract owners' equity for each of the two years in the period then ended, and the selected per unit data and ratios presented under "Financial highlights" for each of the five years in the period then ended. These financial statements and per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per unit data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of IDS Life Variable Annuity Fund A at December 31, 1998, the results of its operations for the year then ended, the changes in its contract owners' equity for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended in conformity with generally accepted accounting principles.




Ernst & Young LLP
Minneapolis, Minnesota
February 5, 1999



IDS Life Variable Annuity Fund A

Statement of assets, liabilities and contract owners' equity                              Dec. 31, 1998




Assets

Investments in securities, at value (Note 1)
  (identified cost, $202,033,714)                                                          $406,961,879
Cash in bank on demand deposit                                                                   93,240
Dividends and interest receivable                                                               161,098
Receivable from IDS Life Insurance Company for contract purchase payments                     8,785,549
                                                                                              ---------

Total assets                                                                               $416,001,766
                                                                                           ============






Liabilities

Payable for contract terminations                                                          $  8,999,419
Payable to IDS Life Insurance Company for:
Mortality and expense assurance fee                                                               4,661
Investment management fee                                                                        10,973
                                                                                                 ------
Total liabilities                                                                          $  9,015,053
                                                                                           ============





Contract owners' equity

Contracts in accumulation period-- 16,299,010 units at $24.53 per unit (Note 5)            $399,887,251
Contracts in payment period                                                                   7,099,462
                                                                                              ---------

Total contract owners' equity                                                               406,986,713
                                                                                            ===========

Total liabilities and contract owners' equity                                              $416,001,766
                                                                                           ============


See accompanying notes to financial statements.




IDS Life Variable Annuity Fund A

Statement of operations                                            Year ended Dec. 31, 1998



Investment income (loss) -- net

Income:
Dividends                                                                       $ 2,230,116
Interest                                                                            790,596
                                                                                    -------

Total income                                                                      3,020,712
                                                                                  ---------

Expenses:
Mortality and expense assurance fee (Note 2)                                      3,919,255
Investment management fee (Note 3)                                                1,567,787
                                                                                  ---------

Total expenses                                                                    5,487,042
                                                                                  ---------

Investment income (loss) -- net                                                  (2,466,330)
                                                                                 ==========







Realized and unrealized gain (loss) -- net

Net realized gain (loss) on investments                                          29,234,208
Net change in unrealized appreciation (depreciation) on investments              35,513,564
                                                                                 ----------

Net gain (loss) on investments                                                   64,747,772
                                                                                 ----------

Net increase (decrease) in contract owners' equity from operations              $62,281,442
                                                                                ===========


See accompanying notes to financial statements.




IDS Life Variable Annuity Fund A

Statements of changes in contract owners' equity
Year ended Dec. 31,

Operations                                                                          1998                    1997

Investment income (loss)-- net                                                  $ (2,466,330)            $ (2,268,845)
Net realized gain (loss) on investments                                           29,234,208               45,417,991
Net change in unrealized appreciation (depreciation) on investments               35,513,564               29,771,785
                                                                                  ----------               ----------

Net increase (decrease) in contract owners' equity from operations                62,281,442               72,920,931
                                                                                  ==========               ==========






Contract transactions

Net contract purchase payments (Note 2)                                            1,715,061                1,936,783
Repayment of temporary withdrawals                                                    25,885                   15,682
Net transfers from (to) fixed annuities                                           (3,139,872)                (539,306)
Actuarial adjustment for mortality assurance on annuities
  in payment period                                                                       --                  (60,462)
Contract termination payments and temporary withdrawals                          (32,599,118)             (21,690,813)
Annuity payments                                                                    (849,610)                (808,071)
                                                                                    --------                 --------

Net increase (decrease) from contract transactions                               (34,847,654)             (21,146,187)
                                                                                 -----------              -----------

Net increase (decrease) in contract owners' equity                                27,433,788               51,774,744
                                                                                  ----------               ----------






Contract owners' equity at beginning of year                                     379,552,925              327,778,181
                                                                                 ===========              ===========






Contract owners' equity at end of year                                          $406,986,713             $379,552,925
                                                                                ============             ============


See accompanying notes to financial statements.


IDS Life Variable Annuity Fund A

Notes to financial statements

1. Organization and summary of significant accounting policies IDS Life Variable Annuity Fund A (the Fund) is organized as a segregated asset account of IDS Life Insurance Company (IDS Life) under Minnesota law and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's assets are held for the exclusive benefit of its variable annuity contract owners and are not chargeable with any liabilities arising from the other business activities of IDS Life. The significant accounting policies followed by the Fund are summarized as follows:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Investments in securities

Securities traded on national securities exchanges are valued at the last quoted sales price on the principal exchange on which traded. Securities traded in the over-the-counter market are valued at the mean of the last quoted bid and asked price. Short-term securities that mature in 60 days or less are valued at amortized cost. Those maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Short-term securities originally purchased with maturities of more than 60 days but which currently mature in 60 days or less are valued on an amortized cost basis using the market value or approximate market value on the 61st day before maturity. Bonds and other securities are valued at fair value as determined by the Board of Managers when market quotations are not readily available. Determination of fair value involves, among other things, references to market indexes, matrices and data from independent brokers. Security transactions are accounted for on the date the securities are purchased and sold. Dividend income is recorded on the ex-dividend date.

Option contracts

In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Fund may buy and sell put and call options and write covered call options on portfolio securities. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

During the year ended Dec. 31, 1998, the Fund did not buy or sell any put or call options or write any covered call or put options. There were no option contracts outstanding at Dec. 31, 1998.

Futures contracts

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell stock index futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with the changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

During the year ended Dec. 31, 1998, the Fund did not buy or sell stock index futures contracts and related options. There were no stock index futures contracts outstanding at Dec. 31, 1998.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the rate of exchange on the transaction date. It is not practicable to identify that portion of realized and unrealized gain or loss arising from changes in the exchange rates from the portion arising from changes in the market value of investments.

The Fund may also enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

There were no forward foreign currency exchange contracts outstanding at Dec. 31, 1998.

Federal income taxes

IDS Life is taxed as a life insurance company. The Fund is treated as part of IDS Life for federal income tax purposes. Under current federal income tax law, no taxes are payable with respect to any income of the Fund.

2. Mortality and expense assurance fee and sales charges

IDS Life makes contractual assurances to the Fund that possible future adverse changes in administrative expenses and mortality experience of the annuitants and beneficiaries will not affect the Fund. The mortality and expense assurance fee paid to IDS Life is computed daily and is equal on an annual basis to 1% of the average daily net assets of the Fund.

Charges by IDS Life for its sales and administrative services applicable to the variable annuity contracts amounted to $72,458 for the year ended Dec. 31, 1998, and $80,608 for the year ended Dec. 31, 1997.

Such charges are not an expense of the Fund. They are deducted from contract purchase payments and are not included in the net contract purchase payments to the Fund.

3. Investment management agreement

The Fund has an Investment Management Agreement with IDS Life. For its services, IDS Life is paid a fee based on the aggregate average daily net assets of the Fund. The investment management fee paid to IDS Life is computed daily and is equal on an annual basis to 0.4% of the average daily net assets of the Fund.

In addition to paying its own management fee, the Fund also pays all brokerage commissions and charges in the purchase and sale of assets. Brokerage charges are paid to IDS Life for reimbursement of charges incurred in the purchase and sale of foreign securities.



4. Security transactions and basis for determining realized gain and loss

Cost of purchases and proceeds from sales of securities, (other than short-term obligations) aggregated $70,966,280 and $100,927,732 for the year ended Dec. 31, 1998. Net realized gain on investments has been determined on the basis of identified costs.

5. Accumulation units

The changes in number of outstanding units applicable to contracts in the accumulation period were as follows:

                                                               Year ended         Year ended


                                                               Dec. 31, 1998     Dec. 31, 1997


Units outstanding at beginning of year                         17,871,071         18,939,349
Additions for contract purchase payments and repayments            78,469             97,242
Net transfers from (to) fixed annuities                          (145,269)           (31,919)
Deductions for contract terminations and withdrawals           (1,505,261)        (1,133,601)
                                                               ----------         ----------

Units outstanding at end of year                               16,299,010         17,871,071
                                                               ==========         ==========





6. Financial highlights



The table below shows certain important
financial information for evaluating the Fund's results.          Fiscal year ended Dec. 31,

                                                     1998        1997        1996       1995        1994

Accumulation unit value at beginning of year       $20.91      $17.04      $13.93     $10.27      $10.70

Income from investment operations:
Net investment income (loss)                         (.14)       (.12)       (.07)      (.02)        .03
Net gains (losses)(both realized and unrealized)     3.76        3.99        3.18       3.68        (.46)

Total from investment operations                     3.62        3.87        3.11       3.66        (.43)



Accumulation unit value at end of year             $24.53      $20.91      $17.04     $13.93      $10.27

Total returna                                       17.31%      22.71%      22.33%     35.64%      (4.01%)

Ratios/supplemental data

Total contract owner's equity at end of year
(000 omitted)                                    $406,987    $379,553    $327,778   $284,407    $223,317
Ratio of operating expenses to average net assets    1.40%       1.40%       1.40%      1.40%       1.40%
Ratio of net investment income (loss) to average
net assets                                           (.63%)      (.62%)      (.43%)     (.19%)       .27%
Portfolio turnover rate                                19%         33%         13%        46%         63%


a Total return does not reflect payment of a sales charge.




The foregoing table pertains to accumulation units only. There are two kinds of units. As long as contract holders are paying into the Fund they are called
"accumulation" units. When contract owners begin to receive the annuity, they change to "annuity" units.

The value of an annuity unit (assuming a 3.5% investment rate) was $8.56 as of Dec. 31, 1998, $7.55 as of Dec. 31, 1997, $6.37 as of Dec. 31, 1996, $5.39 as of
Dec.  31,  1995 and $4.11 as of Dec.  31,  1994.  The value of an  annuity  unit
(assuming a 5% investment  rate) was $5.49 as of Dec. 31, 1998, $4.92 as of Dec.
31, 1997,  $4.21 as of Dec. 31, 1996,  $3.61 as of Dec. 31, 1995 and $2.80 as of
Dec. 31, 1994.


Annual Report

IDSLife Variable Annuity Fund A

Notes to financial statements (continued)

7. Year 2000 (unaudited)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Fund. The Fund has no computer systems of its own but is dependent upon the systems of IDSLife Insurance Company (IDSLife), American Express Financial Corporation (AEFC) and certain other third parties.

Acomprehensive review of IDSLife's and AEFC's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. IDSLife's and AEFC's target date for substantially completing corrective measures on business critical systems was Dec. 31, 1998. Testing of these systems is targeted for completion early in 1999. IDSLife and AEFC are currently on track with this schedule and are also on track to finish the work on non-critical systems by June 30, 1999. The Year 2000 readiness of other third parties whose system failures could have an impact on the Fund's operations continues to be evaluated. The potential materiality of any such impact is not known at this time.

IDSLife's and AEFC's Year 2000 project includes establishing Year 2000 contingency plans for all key business units. These plans are being developed and are expected to be substantially complete by the end of the first quarter of 1999. These plans will continue to be refined throughout 1999 as additional information related to potential Year 2000 exposure is gathered.

Annual Report

IDSLife Variable Annuity Fund A

Investments in securities, Dec. 31, 1998

(Percentages represent value of investments compared to net assets)


Common stocks (98.1%)


Issuer                                  Shares     Value(a)

Banks and savings & loans (3.9%)
BankBoston..................            80,000    $3,115,000
Washington Mutual...........           330,000    12,601,875

Total                                             15,716,875

Beverages & tobacco (3.3%)
Coca-Cola...................           199,200    13,321,500

Chemicals (2.9%)
Waste Management............           250,000    11,656,250

Communications equipment & services (8.5%)
Andrew Corp.................           263,300(b)  4,344,450
Ericsson (LM) ADR Cl B......           300,000(c)  7,181,250
MasTec......................           120,000(b)  2,520,000
Tellabs.....................           300,000(b) 20,568,750

Total                                             34,614,450

Computers & office equipment (24.2%)
Cisco Systems...............           270,000(b) 25,059,374
Compaq Computer.............           300,000    12,581,250
EMC.........................           150,000(b) 12,750,000
Hewlett-Packard.............           100,000     6,831,250
Intl Business Machines......           100,000    18,475,000
Microsoft...................           140,000(b) 19,416,250
Solectron...................            40,000(b)  3,717,500

Total                                             98,830,624

Electronics (8.6%)
Applied Materials...........           195,600(b)  8,349,675
Intel.......................           120,000    14,227,500
Maxim Integrated Products...           140,000(b)  6,116,250

Texas Instruments...........            75,000     6,417,188

Total                                             35,110,613

Energy (2.3%)
Anadarko Petroleum..........           300,000     9,262,500

Energy equipment & services (2.9%)
Halliburton.................           160,000     4,740,000
Schlumberger................           150,000(c)  6,918,750

Total                                             11,658,750

Financial services (11.5%)
Associates First Capital Cl A                        200,000  8,475,000
Citigroup...................           175,000     8,662,500
Franklin Resources..........           200,000     6,400,000
Household Intl..............           240,000     9,510,000
Merrill Lynch & Co..........           120,000     8,010,000
Providian Financial.........            76,950     5,771,250

Total                                             46,828,750

Health care (11.4%)
Boston Scientific...........           100,000(b)  2,681,250
Guidant.....................           150,000    16,537,500
Johnson & Johnson...........            30,000     2,516,250
Medtronic...................            70,000     5,197,500
Pfizer......................           120,000    15,052,500
Warner-Lambert..............            60,000     4,511,250

Total                                             46,496,250

Health care services (3.1%)
HEALTHSOUTH Rehabilitation..           489,200(b)  7,552,025
Service Corp Intl...........           130,000     4,948,125
Total                                             12,500,150



  Issuer Shares   Value(a)

Household products (1.8%)

ServiceMaster...............           340,050    $7,502,353

Industrial equipment & services (1.4%)
Deere & Co..................           171,000     5,664,375

Insurance (1.7%)
American Intl Group.........            70,000     6,763,750

Leisure time & entertainment (0.6%)
Mattel......................           106,300     2,424,969

Multi-industry conglomerates (3.3%)
Tyco Intl...................           180,000(c) 13,578,750

Utilities -- telephone (6.7%)
MCI WorldCom................           300,000(b) 21,525,000
Sprint......................            60,000     5,047,500
Sprint PCS..................            30,000(b)    693,750

Total                                             27,266,250

Total common stocks
(Cost: $194,330,789)                            $399,197,159


Bond (0.1%)

Issuer                         Coupon   Principal   Value(a)
                                 rate      amount

U.S. government obligation
U.S. Treasury
  05-15-16                      7.25%    $250,000   $302,940

Total bond
(Cost: $241,145)                                    $302,940


Short-term securities (1.8%)

Issuer                 Annualized        Amount    Value(a)
                    yield on date    payable at
                      of purchase      maturity

U.S. government agencies (1.7%)
Federal Home Loan Bank Disc Nt
    01-20-99                    5.07%  $500,000    $498,665

Federal Home Loan Mtge Corp Disc Nts
    01-14-99                    5.15    200,000     199,630
    02-10-99                    5.04  5,700,000   5,668,270
    02-16-99                    5.07    700,000     695,501

Total                                             7,062,066

Commercial paper (0.1%)
Intl Lease Finance
    01-06-99                    5.19    400,000     399,714

Total short-term securities
(Cost: $7,461,780)                               $7,461,780

Total investments in securities
(Cost: $202,033,714)(d)                        $406,961,879


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of Dec. 31, 1998, the value of foreign securities represented 6.80%of net assets.
(d) At Dec. 31, 1998, the cost of securities for federal income tax purposes was $202,032,880 and the aggregate gross unrealized appreciation and depreciation based on that cost was:



   Unrealized appreciation.....................$217,620,019
   Unrealized depreciation..................... (12,691,020)

   Net unrealized appreciation.................$204,928,999

Annual Report

IDSLife Variable Annuity Fund A

Managers and Officers


Board of Managers


Gumer C. Alvero

vice president, American Express Financial Corporation

Richard W. Kling

president, IDSLife Insurance Company

Edward Landes

retired, former development consultant

Carl N. Platou

president emeritus, Fairview Hospital

and Healthcare Services

Gordon H. Ritz

president, Con Rad Broadcasting Corp.


Principal Officers


Richard W. Kling

chairman of the board and president

Lorraine R. Hart

vice president, investments

Jeffrey S. Horton

vice president and treasurer

Timothy S. Meehan

secretary

William A. Stoltzmann

general counsel and assistant secretary

Philip C. Wentzel

controller




Additional Information

The investment objective of IDSLife Variable Annuity Fund A is to invest in securities that offer opportunities for long-term capital appreciation consistent with accumulating Fund value and providing annuity payments under variable annuity contracts issued by IDSLife.

There is a sales and administrative charge to the contract owner included in the purchase payment.

This report is for the information of contract owners of IDSLife Variable Annuity Fund A, but it may be used as sales literature when preceded or accompanied by the current prospectus. For details and other material information, see the current prospectus.


Issuer and Investment Manager:
IDSLife Insurance Company,
Minneapolis, Minn.

Custodian:
American Express Trust Company
Minneapolis, Minn.

Sub-Custodian:
First Bank National Association
St. Paul, Minn.

Annual Report

IDS Life
Variable
Annuity
Fund A



1998 annual report

  S-6447 N (2/99)

                                                        Bulk Rate
                                                       U.S. POSTAGE
                                                           PAID
                                                       Permit No. 85
                                                        Spencer, IA
IDSLife Insurance Company
IDS Tower 10
Minneapolis, MN 55440-0010